Fees Summary	Feb. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	1,224.80
Total Offset Amount	0.00
Net Fee	$ 1,224.80
Final Prospectus	false